UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2023

Camping World Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37908	81-1737145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Parkway Drive, Suite 270

Lincolnshire, IL 60069

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (847) 808-3000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	CWH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 19, 2023, Camping World Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders. Total votes eligible to be cast at the meeting as of the March 24, 2023 record date were 106,976,875, of which 95,442,521 votes were cast in person or by proxy at the meeting, consisting of approximately 89.22% of the total votes eligible to be cast. The following are the voting results on proposals considered and voted upon at the meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 5, 2023 (the “Proxy Statement”).

Proposal 1 — Election of two Class I directors to serve until the annual meeting of stockholders in 2026 and until their respective successors shall have been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Mary J. George	79,909,994	4,908,839	10,623,688
K. Dillon Schickli	76,607,293	8,211,540	10,623,688

Proposal 2 — Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
95,140,863	177,659	123,999	0

Proposal 3 — Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
83,687,689	970,342	160,802	10,623,688

Proposal 4 – Approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.

1 YEAR	2 YEARS	3 YEARS	Votes ABSTAINED	Broker Non-Votes
84,243,325	103,168	392,277	80,063	10,623,688

Based on the foregoing votes, Mary J. George and K. Dillon Schickli were elected as Class I directors, Proposals 2 and 3 were approved, and “1 YEAR” was approved as the frequency of future advisory votes on the compensation of the Company’s named executive officers. In light of these results, which are consistent with the Board’s recommendation in the Proxy Statement, the Company has determined to hold an advisory (non-binding) vote on executive compensation each year until such time as the next advisory (non-binding) vote regarding the frequency of advisory votes on executive compensation is submitted to the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPING WORLD HOLDINGS, INC.

By:	/s/ Karin L. Bell
Name:	Karin L. Bell
Title:	Chief Financial Officer

Date: May 25, 2023